EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of BonusAmerica Worldwide Corp on Form 10-QSB for the three-month period ended June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Michael Mak, acting in the capacity of Chief Financial Officer of BonusAmerica Worldwide Corp, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


August 22, 2005                     By: /s/ Michael Mak
                                        -----------------------
                                        Michael Mak
                                        Chief Financial Officer